                                                                   Exhibit 10.10

                      CHARLES RIVER ASSOCIATES INCORPORATED

                                  Common Stock
                                without par value

               Selling Stockholder's Irrevocable Power of Attorney
               ---------------------------------------------------

James C. Burrows
Laurel E. Morrison
c/o  Charles River Associates Incorporated
     200 Clarendon Street
     Boston, Massachusetts  02116

Dear Sir and Madam:

         The undersigned, _______________________, understands that it is contemplated that the undersigned, along with Charles River Associates Incorporated (the "Company") and other stockholders of the Company (the undersigned and such other stockholders being hereinafter referred to as the "Selling Stockholders"), will sell shares of the Company's common stock, without par value (the "Common Stock"), to certain underwriters (the "Underwriters") for whom NationsBanc Montgomery Securities LLC and William Blair & Company, L.L.C. are acting as representatives (the "Representatives"), and that the Underwriters propose to offer such shares to the public in an initial public offering (the "Offering"). The undersigned also understands that, in connection with the Offering, the Company has filed a Registration Statement on Form S-1 (the "Registration Statement") to register the shares to be offered under the Securities Act of 1933, as amended (the "Act"), and hereby acknowledges receipt of a copy of the Registration Statement and a preliminary copy of the Underwriting Agreement (as hereinafter defined) filed as a part thereof. The undersigned understands that the preliminary copy of the Underwriting Agreement is subject to revision by the Company, the Representatives and the Attorneys-in-Fact (as hereinafter defined) before its execution and that the Registration Statement is also subject to revision before it is declared effective by the Securities and Exchange Commission and is subject to amendment thereafter.

         The shares of Common Stock which the undersigned intends to sell to the Underwriters are described in paragraph 1(b) hereof. Simultaneously with the execution and delivery of this Power of Attorney, the undersigned is delivering to you, or is causing to be delivered to you, (i) certificates for shares of Common Stock (each a "Certificate"), representing in the aggregate not less than ____________ shares of Common Stock (giving effect to the Company's 52-to-1 stock split), and fully executed and signature-guaranteed stock powers relating thereto (the "Stock Powers") and (ii) two executed copies of Form W-9 (Request for Taxpayer Identification Number and Certification). The undersigned authorizes you to deposit the Certificates and Stock Powers with Boston EquiServe, L.P. or another person as custodian (the "Custodian"), pursuant to a custody agreement in substantially the form attached as EXHIBIT A hereto (the "Custody Agreement").
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         In consideration of the completion of the registration under the Act of the Common Stock to be sold in the Offering, the execution and delivery of the Underwriting Agreement, the execution and delivery by the other Selling Stockholders of a counterpart of this Power of Attorney (or a substantially similar Power of Attorney), the interest of the Underwriters in this transaction prior to the execution and delivery of the Underwriting Agreement, the rights and obligations of the Underwriters under the Underwriting Agreement after its execution and delivery, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of and subject to the interests of the Company, the Selling Stockholders, and the Underwriters in the matters referred to above, the undersigned hereby executes and delivers this Power of Attorney to the addressees hereof, intending to be legally bound, for the following uses and purposes:

         1. The undersigned hereby irrevocably makes, constitutes and appoints James C. Burrows and Laurel E. Morrison (such persons being hereinafter referred to as the "Attorneys-in-Fact"), and each of them acting singly, with full power of substitution to each and to each substitute so appointed, the true and lawful attorneys-in-fact of the undersigned, with full power and authority, in the name of and on behalf of the undersigned:

                  (a) To receive the Certificates, the Stock Powers and the other documents referred to herein and delivered herewith, to enter into the Custody Agreement substantially in the form of EXHIBIT A hereto, and to deposit with the Custodian pursuant thereto the Certificates and the Stock Powers;

                  (b) To sell and deliver to the Underwriters up to ___________ shares of Common Stock (giving effect to the Company's 52-to-1 stock split), represented by the Certificates deposited by you on behalf of the undersigned with the Custodian as aforesaid, at such purchase price per share to be paid by the Underwriters as the Company in its sole discretion shall determine and agree to with the Underwriters pursuant to the Underwriting Agreement; provided, however, that such purchase price shall be the same purchase price per share to be paid by the Underwriters to the other Selling Stockholders, that such purchase price shall be not less than the initial public offering price of the Common Stock to be sold by the Company in the Offering, less the underwriting discount;

                  (c) For the purpose of effecting such sale, to negotiate, execute and deliver on behalf of the undersigned an underwriting agreement (the "Underwriting Agreement") among the Company, the Selling Stockholders (acting by the Attorneys-in-Fact) and the Underwriters (acting by the Representatives) substantially in the form transmitted herewith, with such additions thereto, deletions therefrom and changes therein as the Attorneys-in-Fact, or any one of them acting singly, in their sole discretion, shall determine to be necessary or appropriate, which Underwriting Agreement shall contain, among other things, a provision for certain representations and warranties by the Selling Stockholders and a provision that the undersigned, together with the Company and the other Selling Stockholders, will indemnify the Underwriters against certain liabilities, including liabilities under the Act;

                  (d) To endorse, transfer and deliver certificates for shares of Common Stock to or on the order of the Underwriters or to their nominee or nominees, pursuant to the Underwriting



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Agreement, and to give such orders and instructions to the Custodian as the
Attorneys-in-Fact may in their sole discretion determine to be necessary or appropriate, with respect to (i) the transfer on the books of the Company of the shares of Common Stock to be sold by the undersigned in order to effect such sale (including the names in which new certificates for such shares are to be issued and the denominations thereof), (ii) the delivery to or for the account of the Underwriters of the certificates for such shares of Common Stock against receipt by the Custodian of the purchase price to be paid therefor, (iii) the payment from the proceeds of any sale of the Common Stock to be sold by the undersigned of any transfer taxes, stamp duties, or other similar taxes due on account of such sale, (iv) the remittance to the undersigned of the balance of the proceeds of any sale of the Common Stock to be sold by the undersigned, (v) the return to the undersigned of certificates representing the shares of Common Stock deposited with the Custodian which were not sold by the undersigned to the Underwriters, and (vi) such other matters as may be necessary or appropriate to effect the intent and purposes of the foregoing;

                  (e) To retain legal counsel (who may also be counsel to the Company or to any other Selling Stockholder) in connection with any and all matters referred to herein;

                  (f) To instruct the Custodian as to the number of shares of Common Stock to be sold by the undersigned on the First Closing Date and the Second Closing Date (each as hereinafter defined);

                  (g) To incur any necessary or appropriate expense in connection with the sale of the Common Stock by the undersigned to the Underwriters;

                  (h) To approve on behalf of the undersigned any amendments or supplements to the Registration Statement or the Prospectus (as hereinafter defined);

                  (i) To endorse (in blank or otherwise) on behalf of the undersigned, if necessary, the certificate or certificates representing securities of the Company deposited with the Custodian or a stock power or powers attached or to be attached to the certificate or certificates;

                  (j) To reduce the number of shares of Common Stock to be included on behalf of the undersigned in the offering of Firm Common Shares (as defined in the Underwriting Agreement) to be made on behalf of Selling Stockholders on the first closing date referred to in the Underwriting Agreement (the "First Closing Date") and in the offering of Optional Common Shares (as defined in the Underwriting Agreement) to be made on behalf of Selling Stockholders on the second closing date referred to in the Underwriting Agreement (the "Second Closing Date"), each such reduction to be made as the Attorneys-in-Fact, or any one of them acting singly, in their sole discretion, shall deem necessary or appropriate in view of market conditions or for any other reason, and to amend the Underwriting Agreement accordingly;

                  (k) to negotiate, execute and deliver on behalf of the undersigned one or more agreements with (A) the Company, (B) the Sellers or Welch & Forbes, in its capacity as agent for the Sellers (the "Sellers' Agent"), under the Seller/Purchaser Security Agreement dated as of March 2, 1995 by and among certain of the Selling Stockholders and certain other persons named on




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Schedule A and Schedule B thereto, as amended to date, and/or (C) Boston Private
Bank & Trust Company, a Massachusetts Trust Company (the "Bank"), pursuant to which agreements the shares of Common Stock held by the undersigned and intended to be sold pursuant to the Underwriting Agreement (including any shares that may be subject to an over-allotment option granted to the Underwriters) shall be released from any and all liens, pledges, security interests and other encumbrances, if any, held by the Company, the Sellers, the Sellers' Agent and/or the Bank in exchange for such advance payments of amounts owed, if any, by the undersigned to the Company, the Sellers, the Sellers' Agent and/or the Bank with respect to such shares, and for such other agreements or undertakings, as the Company, the Sellers, the Sellers' Agent and/or the Bank may require or as the Attorneys-in-Fact may otherwise consider necessary or appropriate in connection with the sale of such shares of Common Stock;

                  (l) To make, execute, acknowledge and deliver all such other agreements, contracts, orders, receipts, notices, requests, instructions, certificates, letters and other writings, including, without limitation, communications to the Securities and Exchange Commission, the Nasdaq Stock Market, Inc., and the National Association of Securities Dealers, Inc., a request that the Registration Statement be made effective, amendments to the Underwriting Agreement and communications under the Underwriting Agreement, and in general to do all things and to take all actions which the Attorneys-in-Fact in their sole discretion may consider necessary or appropriate in connection with or to carry out the aforesaid sale of shares of Common Stock to the Underwriters, as fully as the undersigned could do if the undersigned were present and acting.

         2. This Power of Attorney and all power and authority conferred hereby are coupled with an interest, shall be irrevocable and shall not be terminated or otherwise affected by any act or deed of the undersigned (or by any other person, firm or corporation, including the Company, the Selling Stockholders, the Custodian and the Underwriters) or by operation of law, whether by the death, disability or incapacity of the undersigned or by the occurrence of any other event or events including, without limiting the foregoing, the termination of any trust or estate for which the undersigned is acting as a fiduciary, and if after the execution hereof the undersigned shall die, become disabled or become incapacitated, or any other event or events shall occur before the completion of the transactions contemplated by the Underwriting Agreement and this Power of Attorney, the Attorneys-in-Fact are nevertheless authorized and directed to complete all such transactions as if such death, disability, incapacity or other event or events had not occurred and regardless of notice thereof.

         3. Each of the Attorneys-in-Fact shall have full power to make and substitute any attorney-in-fact in his or her place and stead, and the undersigned hereby ratifies and confirms all that the Attorneys-in-Fact or substitute or substitutes shall do by virtue of these presents. All actions hereunder may be taken by any one of the persons named herein as Attorney-in-Fact or his or her substitute. In the event of the death, disability or incapacity of any Attorney-in-Fact, the remaining Attorneys-in-Fact shall appoint a substitute therefor. The term "Attorneys-in-Fact" as used herein shall include their respective substitutes. The Attorneys-in-Fact are empowered to determine in their sole discretion the time or times when, and the purposes for and the manner in which, any power herein conferred upon them shall be exercised, and to exercise any such power.



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         4. The undersigned hereby represents, warrants and agrees that:

                  (a) The undersigned, having full right, power and authority to do so, has duly executed and delivered this Power of Attorney, appointing the Attorneys-in-Fact as attorneys-in-fact for the undersigned with full and irrevocable authority to execute and deliver the Custody Agreement and the Underwriting Agreement and otherwise to act as specified in this Power of Attorney on behalf of the undersigned in connection with the transactions contemplated herein and therein;

                  (b) The undersigned owns of record the shares of Common Stock represented by the Certificates delivered herewith and at the First Closing Date and at the Second Closing Date, as the case may be, the undersigned will have good and valid title to the shares of Common Stock to be sold by the undersigned pursuant to the Underwriting Agreement on such date, free and clear of all liens, encumbrances, community property rights, restrictions, security interests, equitable interests, defects and claims whatsoever, with full right, power and authority to sell, assign, transfer and deliver the same; the Certificates delivered on behalf of the undersigned to the Custodian in connection with the sale thereof as contemplated in the Underwriting Agreement are genuine and the undersigned has no knowledge of any fact which would impair the validity of the Certificates; upon the delivery of and payment for the shares of Common Stock of the Company being sold by the undersigned as contemplated by the Underwriting Agreement, the several Underwriters will receive good and valid title to the shares of Common Stock to be purchased from the undersigned free and clear of all liens, encumbrances, community property rights, restrictions, security interests, equitable interests, defects and claims whatsoever, including any liability for estate or inheritance taxes, or any liability to or claims of any creditor, devisee, legatee or beneficiary of the undersigned; and, at the time of the First Closing Date and Second Closing Date, all such shares will be duly authorized and validly issued, fully paid and nonassessable;

                  (c) The undersigned has, and on the First Closing Date and the Second Closing Date will have, full right, power and authority to execute and deliver this Power of Attorney, the Custody Agreement and the Underwriting Agreement and to perform all the terms and provisions hereof and thereof to be performed by the undersigned; no approval, consent, order, authorization, designation, declaration, or filing by or with any regulatory body, administrative or other governmental body or any other person or entity, other than those obtained or made, is necessary, or will on the First Closing Date or the Second Closing Date be necessary, in connection with the execution and delivery of this Power of Attorney, the Custody Agreement and the Underwriting Agreement by the undersigned, the sale and delivery to the Underwriters of the Common Stock to be sold by the undersigned under the Underwriting Agreement and the consummation by the undersigned of the transactions contemplated herein and therein; this Power of Attorney, when executed by the undersigned and delivered and made effective in accordance with its terms, will be a valid and binding agreement of the undersigned and will be enforceable against the undersigned in accordance with the terms hereof; and each of the Custody Agreement and the Underwriting Agreement, when executed by the Attorneys-in-Fact and delivered and made effective in accordance with its terms, will be a valid and binding agreement of the undersigned;

                  (d) The execution and delivery of this Power of Attorney by the undersigned and of the Custody Agreement and the Underwriting Agreement on behalf of the undersigned, the



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consummation by the undersigned of the transactions contemplated hereby and thereby and compliance with the terms and provisions hereof and thereof will not result in a lien, charge or encumbrance upon any of the shares of Common Stock to be sold by the undersigned pursuant to the terms of the Underwriting Agreement or conflict with, or result in a breach of any of the terms, provisions or conditions of, or constitute a default under, any will, mortgage, deed of trust, trust, indenture, agreement, understanding, franchise, license, permit or other instrument or document to which the undersigned is a party or by which the undersigned is, or the shares of Common Stock to be sold by the undersigned pursuant to the terms of the Underwriting Agreement are, bound, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental body applicable to the undersigned or to such Common Stock;

                  (e) All information furnished to the Company by or on behalf of the undersigned with respect to the undersigned for use in connection with the preparation of the Registration Statement, any Preliminary Prospectus (as hereinafter defined) and the Prospectus (as hereinafter defined), including all information contained in any "Directors', Officers' and 5% Stockholders' Questionnaire," "Questionnaire for Selling Stockholders," "NASD Questionnaire for Officers, Directors and All Shareholders," or other questionnaire (together, the "Questionnaires") furnished to the Company by the undersigned, is true, complete and correct in all material respects and does not omit any material fact necessary to make such information not misleading. The undersigned has carefully reviewed the Registration Statement and will carefully review each amendment thereto upon receipt thereof from the Company and will promptly advise you if:

                           (i) the name or address, if set forth, of the undersigned is not properly set forth in each preliminary prospectus contained in the Registration Statement (each, a "Preliminary Prospectus") and the prospectus contained in the Registration Statement at the time it becomes effective (the "Prospectus");

                           (ii) (A) except as set forth in each Preliminary Prospectus, either the undersigned or any associate* of the undersigned has an interest adverse to the Company in any pending legal proceedings; (B) either the undersigned or any associate* of the undersigned is a party to any contract with the Company, except a contract which has been disclosed and the material terms of which have been fully and accurately described in each Preliminary Prospectus; and
         (C) except as set forth in each Preliminary Prospectus, either the undersigned or any partner or associate* of the undersigned has a material relationship* with the Company or any of its officers or directors;

                           (iii) the undersigned knows of any reason why the undersigned cannot represent that (A) the Registration Statement does not and will not contain any untrue statement of a material fact and does not and will not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (B) each Preliminary Prospectus and the Prospectus and any supplements thereto do not and will not contain any untrue statement of a material fact and do not and will not omit to state any



-------------------------

     *See EXHIBIT B attached hereto for certain definitions.

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
         material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that these representations and warranties do not apply to statements or omissions in the Registration Statement or the Prospectus or any amendments or supplements thereto or any Preliminary Prospectus based upon information furnished to the Company in writing by any Underwriter; provided, that the undersigned shall have no liability hereunder except to the extent that any alleged untrue statement of a material fact in the Registration Statement or Prospectus or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading relates specifically to the undersigned; and

                           (iv) except as indicated in each Preliminary
         Prospectus, the undersigned knows of any arrangements made or to be made by any person, or of any transaction already effected, (A) to limit or restrict the sale of shares of the Company's Common Stock during the period of the public distribution, (B) to stabilize the market for the Common Stock of the Company, (C) for withholding commissions, or (D) otherwise to hold the Underwriters or anyone else responsible for the distribution of its participation;

                  (f) In connection with the public offering and distribution of Common Stock contemplated in the Underwriting Agreement, the undersigned has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock;

                  (g) In connection with the public offering and distribution of Common Stock contemplated in the Underwriting Agreement, (A) the undersigned has not bid for or purchased and during the restricted period (as defined in Regulation M* promulgated by the Securities and Exchange Commission) applicable to the distribution will not bid for or purchase, directly or indirectly, for any account which the undersigned controls or in which the undersigned has a beneficial** interest, any Common Stock which is the subject of such distribution, or any other Common Stock of the Company, or any right to purchase Common Stock of the Company, and has not attempted and will not attempt, directly or indirectly, to induce any person to bid for or purchase any such Common Stock or right until after the termination of such restricted period; and
(B) the undersigned has complied with and will comply with the provisions of the Act and the rules and regulations thereunder and the provisions of Regulation M promulgated by the Securities and Exchange Commission;

                  (h) The undersigned will promptly notify the Company in writing of (A) the occurrence of any event which causes any of the representations, warranties and agreements of the undersigned contained herein, in the Underwriting Agreement, in the Custody Agreement or in the Questionnaires not to be true and correct and in full force and effect on the effective date of the Registration Statement, on the First Closing Date or on the Second Closing Date or (B) any material adverse information with regard to the current or prospective operations of the Company of which

-------------------------

         *See EXHIBIT C attached hereto for certain information relating to Regulation M.

         *See EXHIBIT B attached hereto for certain definitions.


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the undersigned learns after the date hereof and which is not disclosed in the
Registration Statement or the most recent amendment thereto received by the undersigned;

                  (i) Except as indicated in the Questionnaires or in the space below the signature of the undersigned, neither the undersigned, nor to the best knowledge of the undersigned, any associate* of the undersigned, is affiliated with any person or firm directly or indirectly engaged in the securities business, whether as a broker or dealer, as an employee acting in any capacity including that of an officer or registered representative, as a director or partner, or as an equity investor or debt investor, other than debt arising as a result of trading activities. (The undersigned need not include or disclose investments in publicly held corporations which in turn have investments in firms in the securities business if the undersigned's investment in the publicly held corporation is of the same class of security as is publicly held and does not exceed five percent of such class);

                  (j) The undersigned has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Common Stock other than a Preliminary Prospectus and the Prospectus, or other material permitted by the Act;

                  (k) Except as indicated in the space below the signature of the undersigned, the undersigned has not prepared, and has no knowledge of, (A) any engineering, management or similar report or memorandum relating to broad aspects of the business, operations or products of the Company which has been prepared since January 1, 1995, or (B) any report or memorandum which has been prepared for external use in connection with the proposed Offering. (If exceptions are indicated below, state the actual or proposed use and distribution of such report or memorandum, the class or classes of persons who have received or will receive the report or memorandum, and the number of copies distributed to each such class.); and

                  (l) The undersigned will notify the Company immediately of any changes in the foregoing information which should be made as a result of developments occurring after the date hereof and prior to or contemporaneously with the Second Closing Date. You and the Company may consider that there has not been any such development unless advised to the contrary.

         5. (a) Certificates representing not less than ____________ shares of Common Stock of the Company (giving effect to the Company's 52-to-1 stock split) are enclosed herewith together with the other items set forth in the second paragraph hereof.

                  (b) The number of shares of Common Stock beneficially* owned by the undersigned as of February 20, 1998 is correctly set forth under the heading "Principal and Selling Stockholders" in the Registration Statement of the Company dated February 26, 1998.

                  (c) Except as set forth in the space below the signature of the undersigned or under the heading "Principal and Selling Stockholders" in the Registration Statement of the

-------------------------

         *See EXHIBIT B attached hereto for certain definitions.

Company dated February 26, 1998, the undersigned does not beneficially* own any shares of Common Stock of the Company which are not also owned of record.

                  (d) Except as set forth in the space below the signature of the undersigned or under the heading "Principal and Selling Stockholders" in the Registration Statement of the Company dated February 26, 1998, the undersigned is not acting in a fiduciary capacity or as a nominee in selling shares in the Offering.

         6. Notwithstanding the foregoing, this Power of Attorney shall be revoked and shall terminate automatically in the event that the Underwriting Agreement shall not have been fully executed and delivered on or before July 31, 1998. No such revocation shall affect the authorization or validity of any lawful act done or performed by the Attorneys-in-Fact pursuant hereto on or before such date.

         7. Each of the Attorneys-in-Fact may act and rely upon any instrument or other writing believed by him or her to be genuine and to be signed or presented or caused to be sent by the proper person. The undersigned hereby agrees to indemnify and hold harmless the Attorneys-in-Fact, jointly and severally, from any and all loss, claim, damage, liability or expense which they, or any of them, may sustain or incur as a result of any action taken in good faith hereunder.

         8. In consideration of the inclusion in the Offering of the Common Stock to be sold by the undersigned on the terms set forth herein, (A) the undersigned hereby waives any rights to which the undersigned might otherwise be entitled, under any agreement with the Company or otherwise, to require that any shares of capital stock of the Company held by the undersigned be included in the Offering, (B) if the undersigned has not paid the full purchase price of any of the shares of Common Stock to be sold by the undersigned pursuant to the Underwriting Agreement (including any shares that may be subject to an over-allotment option granted to the Underwriters), the undersigned hereby promises and agrees to pay, on or before the effective date of the Registration Statement, the full purchase price of all such shares of Common Stock, to obtain the release of any and all liens, pledges, security interests and other encumbrances, if any, on such shares of Common Stock, and to execute and deliver all such agreements, instruments and other documents, and to take such actions, as the Company shall deem necessary or appropriate to obtain all such releases,
(C) the undersigned hereby agrees that the Company shall apply the entire amount of any dividends declared after December 31, 1997 that are payable to the undersigned toward the satisfaction of any amounts payable now or hereafter by the undersigned (i) to the Company pursuant to one or more stock purchase agreements by and between the Company and the undersigned, (ii) if the undersigned is a party to the Stock Purchase Agreement dated as of March 2, 1995 by and among certain of the Selling Stockholders and the other persons named on SCHEDULE A and SCHEDULE B thereto, to the Sellers pursuant to such Stock Purchase Agreement, and (iii) to the Bank pursuant to any loans made by the Bank to the undersigned in connection with the purchase of shares of Common Stock of the Company.

         9. The undersigned represents and warrants to, and agrees with, the other Selling Stockholders, the Company, the Attorneys-in-Fact and the Underwriters, that (a) the undersigned has carefully reviewed the preliminary copy of the Underwriting Agreement transmitted herewith,



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
including the representations, warranties, covenants and agreements to be made by the undersigned as a Selling Stockholder contained therein (including the agreement that the undersigned will indemnify the Underwriters against certain liabilities under the Act); (b) such representations and warranties are true and correct on and as of the date hereof and will be true and correct at the time of the execution of the Underwriting Agreement and at the time or times of the sale by the undersigned of the shares of Common Stock to the Underwriters pursuant to the Underwriting Agreement; (c) such covenants and agreements will be valid, binding and enforceable against the undersigned in accordance with their respective terms at the time of the execution of the Underwriting Agreement and at the time or times of the sale by the undersigned of the shares of Common Stock to the Underwriters pursuant to the Underwriting Agreement, except as rights to indemnity or contribution may be limited by federal or state securities laws, and except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally, and subject to general principles of equity; and (d) except as indicated in the Questionnaires or in the space below the signature of the undersigned, the undersigned is not a member, five percent or controlling stockholder, or director of any member firm of the National Association of Securities Dealers, Inc. or any similar organization and does not have any material interest in or relationship with any member firm of any such organization.

         10. The undersigned acknowledges that the representations, warranties, covenants and agreements made or undertaken by the undersigned herein are in addition to, and not in limitation of, the representations, warranties, covenants and agreements made or undertaken on the part of the undersigned in the Underwriting Agreement as the same may be executed and delivered.

         11. The undersigned acknowledges that the Company, the Attorneys-in-Fact, the Underwriters, counsel to the Company, counsel to the Selling Stockholders, and counsel to the Underwriters will be relying, directly or indirectly, on the representations and warranties contained herein, and the undersigned agrees that each of such persons shall be entitled to rely thereon.

         12. If any provision of this Power of Attorney is found to be unenforceable as applied in any particular case or circumstance in any applicable jurisdiction because it conflicts with any constitution, statute or rule of public policy, or for any other reason, such finding shall not render any other provision of this Power of Attorney unenforceable to any extent whatsoever.

         13. This Power of Attorney is executed under seal and shall be binding upon the undersigned and the legal representatives, successors and assigns of the undersigned. This Power of Attorney shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date set forth below.

Dated:               , 1998.

                            Very truly yours,

                            Stockholder


                            By:
                               ---------------------------------
                               Signature*


*YOU MUST SIGN YOUR NAME
EXACTLY AS IT APPEARS ON
YOUR STOCK CERTIFICATE


                            Subscribed and sworn to before me this      day of
                                                                  -----
                                              1998.
                            ------------------

                            ----------------------------------------------------
                            Notary Public

                            My commission expires:
                                                  ------------------------------


EXCEPTIONS TO ANY OF THE ABOVE:

                                                                       Exhibit A
                                                                       ---------

                      CHARLES RIVER ASSOCIATES INCORPORATED

                                  Common Stock
                                without par value

                   Custody Agreement for Selling Stockholders
                   ------------------------------------------

Boston EquiServe, L.P.
150 Royall Street
Canton, Massachusetts  02021
Attention: Ms. Carole McHugh

Ladies and Gentlemen:

         There are delivered to you as custodian herewith certificates (the "Certificates") for shares of Common Stock, without par value (the "Common Stock"), of Charles River Associates Incorporated (the "Company"), representing in the aggregate the numbers of shares of Common Stock set forth in Column (B) of SCHEDULE 1 attached hereto. Each Certificate is in negotiable form, with fully executed stock powers therefor bearing signatures guaranteed by a national bank or trust company or by a member firm of the New York Stock Exchange or the American Stock Exchange. The Certificates are to be held by you as custodian for the account of the selling stockholders named in Column (A) of such SCHEDULE 1 (the "Selling Stockholders") and are to be disposed of by you in accordance with this Custody Agreement.

         Each of the undersigned has been appointed attorney-in-fact ("Attorney-in-Fact") by each of the Selling Stockholders pursuant to an irrevocable power of attorney (the "Power of Attorney") to act individually or collectively on behalf of each of the Selling Stockholders in connection with the sale of the shares of Common Stock delivered herewith, and for that purpose to negotiate, execute and deliver an underwriting agreement (the "Underwriting Agreement") among the Company, the Selling Stockholders and NationsBanc Montgomery Securities LLC and William Blair & Company, L.L.C. as the representatives (the "Representatives") of certain underwriters (the "Underwriters"), relating to the offering of shares of Common Stock to the public.

         You are authorized and directed to hold the Certificates in your custody and (i) on or immediately prior to the First Closing Date as specified in the Underwriting Agreement, and on or immediately prior to the Second Closing Date as specified in the Underwriting Agreement, to cause up to the number of shares of the Common Stock which are to be sold by each of the Selling Stockholders on such date pursuant to the Underwriting Agreement to be transferred on the books of the Company into such names as any Attorney-in-Fact shall have instructed you, and to cause to be issued, against surrender of the Certificates representing such shares, new certificates for such shares registered in such names and in such denominations as any Attorney-in-Fact shall have instructed you and, upon the instructions of any Attorney-in-Fact, to deliver such new certificates for the Common Stock to the Representatives for the accounts of the several Underwriters pursuant to the Underwriting Agreement, against payment for such shares in such amount as any Attorney-in-Fact shall certify to you, and to give receipt for such payment and to deposit the same to your account as custodian and (ii) when instructed in writing by any Attorney-in-Fact to do so, you are to remit to each of the Selling Stockholders, respectively, the amounts received by you as payment for the shares of the Common Stock being sold by each such Selling Stockholder. An Attorney-in-Fact will notify you in writing at least two full days prior to the First Closing Date and two full days prior to the Second Closing Date, as set forth in the Underwriting Agreement, of the names and denominations of the new certificates to be issued pursuant to clause (i) of this paragraph.

         If the Underwriting Agreement shall not be entered into on behalf of the Selling Stockholders on or before July 31, 1998 or shall be terminated pursuant to the provisions thereof, then, unless you receive instructions to the contrary from an Attorney-in-Fact, on or after that date you are to return to the undersigned the Certificates deposited with you, together with any stock powers delivered therewith.

         Under the terms of the Powers of Attorney executed by the Selling Stockholders, the authority granted and conferred therein is subject to and in consideration of the interests of the Company, the Underwriters and the other Selling Stockholders who may become parties to the Underwriting Agreement. Accordingly, the authority granted hereunder and thereunder is an agency coupled with an interest and is irrevocable and not subject to termination by any act of any Selling Stockholder, by operation of law or the occurrence of any other event (other than the failure of the Underwriting Agreement to be fully executed and delivered on or before July 31, 1998). The Power of Attorney shall not be terminated by any act of a signatory or by operation of law, and if after the execution thereof a Selling Stockholder shall die, become disabled or incapacitated, be dissolved, liquidated, merged or consolidated, or if any other event shall occur, before the completion of the transactions contemplated by the Underwriting Agreement and the Power of Attorney, each of the undersigned is nevertheless authorized and directed to complete all the contemplated transactions as if such death, disability, incapacity, dissolution, liquidation, merger, consolidation, or other event or events had not occurred and regardless of notice thereof. Accordingly, the Certificates deposited with you, this Custody Agreement and your authority hereunder are subject to such interest, and this Custody Agreement and your authority hereunder are similarly irrevocable by the undersigned or any Selling Stockholder and shall not be subject to termination in any such event. Notwithstanding the death, disability, incapacity, dissolution, liquidation, merger or consolidation of any Selling Stockholder or any other event or events, you are nevertheless authorized and directed to deal with the Certificates deposited hereunder in accordance with the terms and conditions hereof, as if such death, disability, incapacity, dissolution, liquidation, merger, consolidation or other event or events had not occurred, regardless of whether or not you shall have received notice of such event.

         Until payment of the purchase price for the shares of the Common Stock sold by each of the Selling Stockholders pursuant to the Underwriting Agreement has been made to you by or for the account of the Underwriters, such Selling Stockholder shall remain the owner of such shares and shall have the right to vote the shares represented by the Certificates deposited with you and to receive all dividends and distributions thereon.


                                     --2--

         You shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Custody Agreement given to you by any of the undersigned, not only as to the authorization, validity and effectiveness thereof, but also as to the truth and acceptability of any information therein contained; provided, however, that any statement or notice to you with respect to the First Closing Date and the Second Closing Date under the Underwriting Agreement or with respect to the noneffectiveness or termination of the Underwriting Agreement, or advice that the Underwriting Agreement has not been executed and delivered, shall have been confirmed in writing to you by the Representatives.

         It is understood that your duties shall be determined only with reference to this Custody Agreement, that you are not charged with knowledge of any other document or agreement, and that you assume no responsibility or liability to any person other than to deal with the Certificates deposited with you and the proceeds from the sale of the Common Stock represented by such Certificates in accordance with the provisions hereof. You make no representations with respect to and shall have no responsibility for the Registration Statement (as defined in the Underwriting Agreement) or the Prospectus therein nor, except as herein expressly provided, for any aspect of the offering of the Common Stock, and you shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for your own negligence or bad faith. Each of the Selling Stockholders shall indemnify you for, and hold you harmless against, any loss, claim, damage, liability or expense incurred by you which arises out of or in connection with your acting as custodian under this Custody Agreement, including the cost and expense of defending against any claim of liability therefor, and which is not due to your own negligence or bad faith, and to reimburse you for all your expenses reasonably incurred in connection with any litigation or proceeding including, without limitation, counsel fees and court costs, arising by reason of your position as custodian under this Custody Agreement, or actions taken pursuant hereto. The Selling Stockholders agree that you may consult with counsel of your own choice (who may be counsel for the Company) and you shall have full and complete authorization and protection for any action taken or suffered by you hereunder in good faith and in accordance with the opinion of such counsel.

         You shall have the right at any time to resign from your duties hereunder by giving written notice of your resignation to the Attorneys-in-Fact, at the address set forth below the signatures of the Attorneys-in-Fact, or at such other address as any Attorney-in-Fact shall hereafter designate in writing, at least 10 business days prior to the date specified for such resignation to take effect; and upon the effective date of such resignation, all property then held by you hereunder shall be delivered by you to a successor custodian or as any Attorney-in-Fact shall otherwise designate in writing.

         It is understood that you may execute any of your powers or responsibilities hereunder and exercise any rights hereunder either directly or by or through your agents. Nothing in this Custody Agreement shall be deemed to impose upon you any duty to qualify to do business or to act as a fiduciary or otherwise in any jurisdiction other than the Commonwealth of Massachusetts. You shall not be responsible for and shall not be under a duty to examine into or pass upon the validity, binding effect, execution or sufficiency of this Custody Agreement or of any agreement amending or supplementing this Custody Agreement.


                                     --3--

         This Custody Agreement is executed under seal and shall be binding upon the parties hereto and their successors and assigns. This Custody Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws.
         Please acknowledge your acceptance of this letter as custodian and receipt of the Certificates and stock powers deposited herewith by returning to the undersigned an enclosed copy of this letter with the attached Acknowledgment and Receipt completed and executed.

Dated:         , 1998      Very truly yours,
      --------
                           Attorneys-in-Fact for the Selling Stockholders:


                           -----------------------------------------------------
                           James C. Burrows


                           -----------------------------------------------------
                           Laurel E. Morrison

                           Address for the Attorneys-in-Fact:

                           c/o Charles River Associates Incorporated
                           200 Clarendon Street
                           Boston, MA 02116

                   Acknowledgment and Receipt of Certificates
                   ------------------------------------------

         Boston EquiServe, L.P. hereby accepts the duties of custodian under the foregoing Custody Agreement and acknowledges receipt of the Certificates referred to therein and listed in Schedule 1 attached thereto, and the stock powers relating thereto.


                                       Boston EquiServe, L.P.,
                                           as Custodian


                                       By:
                                          --------------------------------------
                                          Its:


                                       -5-